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                                                                    Exhibit 10.9
                                                                    ------------

                          FIRST AMENDMENT TO WARRANTS

          This First Amendment to Warrants (this "Amendment") is made as of the 31st day of October, 1994 between Nutraceutical Corporation, a Delaware corporation (the "Company"), and Heller Financial, Inc., a Delaware corporation ("Heller").

                              W I T N E S S E T H:

          WHEREAS, the Company has previously issued to Heller that certain Warrant To Purchase Non-Voting Common Stock of the Company dated as of October 28, 1993 (the "Common Stock Warrant") and that certain Warrant To Purchase Class A Non-Voting Common Stock of the Company dated as of October 28, 1993 (the "Class A Warrant") (collectively, the Common Stock Warrant and the Class A Warrant are referred to as the "Warrants"); and

          WHEREAS, the Company and Heller desire to amend the warrants in certain respects, as set forth more fully herein;

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Definitions. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Class A Warrant.

          2. Class A Warrant Amended. The Class A Warrant is hereby amended as follows:

          (a) The following additional definition is hereby added to Article I:

          "Excluded Management Shares" means, collectively, shares of Class P Stock and shares of Other Common Stock issued to members of management of the Company or any Subsidiary of the Company, other than Affiliates and/or employees of Bain Investors, at any time on or after October 28, 1993 up to and not exceeding (a) an aggregate of 2,000 shares of Class P Stock and (b) 33,000 shares of Other Common Stock.

          (b) Section 4.2 is hereby amended by the addition to the initial sentence thereof at the end thereof (preceding subsection (a) thereof) of the following clause:

               ", except with respect to the issuance of Excluded Management Shares."

          (c) Subsection 4.2 (o) (iv) is hereby amended and restated in its entirety as follows:

               "(iv) the issuance of Excluded Management Shares."

          (d) Section 8.9 is hereby amended and restated in its entirety as follows:
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          "8.9 Conduct of Business.  From and after the Closing Date, the
          Company will not and will not permit any of its Subsidiaries to engage in any business other than businesses of the type described on
          Schedule 4.1(D) of the Credit Agreement (as in effect on the Closing
          Date) or other businesses in the same industry as such businesses disclosed on such Schedule 4.1(D) (as in effect on the Closing Date)."

          3. Common Stock Warrant Amended. Warrant is hereby amended as follows:

          (a) The following additional definition is hereby added to Article I:

          "Excluded Management Shares" means, collectively, shares of Class P Stock and shares of Common Stock issued to members of management of the Company or any Subsidiary of the Company, other than Affiliates and/or employees of Bain Investors, at any time on or after October 28, 1993 up to and not exceeding (a) an aggregate of 2,000 shares of Class P Stock and (b) 33,000 shares of Common Stock.

          (b) Section 4.2 is hereby amended by the addition to the initial sentence thereof at the end thereof (preceding subsection (a) thereof) of the following clause:

          "except with respect to the issuance of Excluded Management Shares."

          (c) Subsection 4.2 (o) (iv) is hereby amended and restated in its entirety as follows:

          (d) Section 8.9 is hereby amended and restated in its entirety as follows:

          "8.9 Conduct of Business. From and after the Closing Date, the Company will not and will not permit any of its Subsidiaries to engage in any business other than businesses of the type described on
          Schedule 4.1(D) of the Credit Agreement (as in effect on the Closing
          Date) or other businesses in the same industry as such businesses disclosed on such Schedule 4.1(D) (as in effect on the Closing Date)."

          4. Consent and Waiver. Heller hereby consents to, and waives any "Event of Default" (as defined in each of the Warrants) under the Warrants arising by reason of, the issuance by the Company on July 8, 1994 to certain management employees of Solaray of (a) 2,000 shares of Holdings Class P Stock for a purchase price of $20.25 per share, and (b) 15,000 shares of Other Common Stock for a purchase price of $0.25 per share. Heller and the Company hereby agree that such issuances were, for purposes of the Warrants, issuances of Excluded Management Shares and no adjustments shall be made under Article IV of either of the Warrants with respect thereto.

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     5.   Miscellaneous.

          (a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (b) Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall by held to be prohibited by or invalid or unenforceable in whole or in part under applicable law in any jurisdiction, then such provision shall be ineffective only to the extent of such prohibition, invalidity or unenforceability, without invalidating the remaining provisions of this Amendment.

          (c) This Amendment shall be governed by, and construed under and enforced in accordance with, the internal laws (as opposed to the conflicts of law provisions) and decisions of the State of Illinois.

          (d) This Amendment, taken with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior negotiations, warranties, commitments, offers, letters of interest or intent, proposal letters, contracts, writings or other agreements and understandings with respect thereto.

          (e) No waiver, and no modification or amendment of any provision of this Amendment shall in any event be effective unless specifically made in writing and duly signed by the party to be bound thereby. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          (f) This Amendment may be executed in one or more counterparts, and any party to this Amendment may executed and deliver this Amendment by executing and delivering any of such counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same Amendment.

          (g) No failure or delay on the part of any party hereto to exercise any right, power or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver not shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (h) Section, subsection and paragraph titles, captions and headings herein are inserted only as a matter of convenience and for reference, shall not be deemed to constitute a part hereof, and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provisions hereof.

          (i) Any reference to either of the Warrants contained in any notice, request, certificate or other document shall, after the execution and delivery of this Amendment, be deemed to include this Amendment unless the context shall otherwise specify.

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          (j) The parties agree and acknowledge that nothing contained in this
Amendment in any manner or respect limits or terminates any of the provisions of the Warrants other than as expressly set forth herein and further agree and acknowledge that the Warrants, as amended hereby, remain and continue in full force and effect.

          IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Amendment as of the date first above written.

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                                    NUTRACEUTICAL CORPORATION

                                    By:   /s/ Bruce R. Hough
                                       -----------------------------
                                    Title: Vice President
                                          --------------------------


                                    HELLER FINANCIAL, INC.

                                    By:   (signature illegible)
                                       -----------------------------
                                    Title: Vice President
                                          --------------------------

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